Exhibit 10.1

ENGLISH TRANSLATION OF THE “ACCORDO ESECUTIVO DI FORNITURA” ENTERED INTO BY AND BETWEEN FERRARI S.P.A. AND MASERATI S.P.A. ON DECEMBER 10, 2014

EXECUTIVE SUPPLY AGREEMENT

This Supply Agreement (the “Agreement” ) is signed on 10 December 2014 between

(1) FERRARI S.p.A., with registered office at Via Emilia Est 1163, 41122 Modena (hereinafter “Ferrari”);

and

(2) MASERATI S.p.A., with registered office at Viale Ciro Menotti 322, 41100 Modena (hereinafter “Maserati”).

(Ferrari and Maserati, collectively the “Parties”, each of which a “Party”)

WHEREAS:

(A)	on 4 December 2006, as the result of the separation of activities, the Parties entered into:

•	a Framework Agreement (hereinafter the “Framework Agreement”) by which they governed the commercial relationship that relates to various business activities; and

•	a Supply Agreement (hereinafter the “Supply Agreement”) of engines to follow up the commitments undertaken in the Framework Agreement, establishing the terms and conditions for the supply of engines to Maserati;

and subsequently, on 31 March 2009, an agreement providing further details to the understandings reached in the previous agreements;

(B)	Ferrari equipped itself for a maximum production/installation capacity to meet the requirements described in the documents named “Offer 41 F160AM AO for M156 models” and “Offer 42 Engine F154AM for the M156 model” (hereinafter “Ferrari’s production capacity”);

(C)	the Parties hereby intend to set forth the contractual terms and conditions that govern the performance of the Supply Agreement referred to in paragraph (A); also in case of variations of supply;

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Now and therefore

THE PARTIES HAVE AGREED UPON THE FOLLOWING:

1.	FRAMEWORK AGREEMENT / SUPPLY

For all matters not explicitly established and/or derogated in this Agreement the provisions of the agreements – including the Framework Agreement and the Supply Agreement – referred to in paragraph (A) of the Premises shall hold.

2.	SUBJECT MATTER

2.1	Maserati engages Ferrari, which accepts, to produce the following types of engine, whose specifications may be found in Exhibit 1:

•	154 AM (V8 Engine),

•	160 AM, 160 AN, 1 60 AO (V6).

2.2	Maserati consequently undertakes to purchase the manufactured engines of the above types in the quantities stated in the table entitled “Reference Plan” included in the Offer as per Exhibit 2 of this Agreement.

2.3	Ferrari undertakes to sell the engines to Maserati and/or FCA Italia SpA in the quantities stated in Exhibit 2 and deliver them – as per indications received – to the AGAP factory of FCA Italia SpA at Grugliasco or to any other plant indicated.

3.	CONSIDERATION

3.1	The consideration and the means by which the supply will be paid for are summarized in the Offer as per Exhibit 2.

3.2	Based on this Exhibit, Maserati has accordingly paid Ferrari the amounts stated in Exhibit 2 for:

•	the reimbursement of the costs incurred by Ferrari for the research and development activities carried out on the engines; these amounts shall be considered to be definitively acquired by Ferrari with no reimbursement obligation;

•	the reimbursement of the costs incurred by Ferrari for industrializing the engines, with these amounts being considered definitively acquired by Ferrari with no reimbursement obligation, starting from the year when supplies began, for the whole duration of the relative lifecycle.

3.3	With reference to the tables in Exhibit 4, the Parties intend to establish the methods for calculating any damages to the suppliers of Ferrari and any additional internal costs borne by Ferrari caused as a result of a decrease in volumes supplied to Maserati compared to those provided by the plan (as per tables “V6 - Target volumes’’ and “V8 - Target volumes”).

The Parties will therefore refer to the tables “V6- Rate” and “V8- Rate” in Exhibit 4, which indicate, on an annual basis and by type of engine, the amount per single engine to be paid to Ferrari as compensation for the difference between the lower actual volumes compared to the higher agreed volumes indicated in the tables “Target volumes” in the plan.

Furthermore, with reference to the volumes of the V8 engines, not only the calculation will be based on the volumes of models 156 and 157, but also on volumes of the 145 and 145GC models, for which production will continue until [***], although, based on the plan, [***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

The stated amounts/engine relate to all suppliers: [***], [***], [***] and [***]; these shall then be added:

(i) to one of the two amounts relating to the supplier [***] (i.e. the amount relating to the corresponding positioning of the volume shortage);

and, [***],

(ii) to both the internal amounts relating to Ferrari, if relative to V6 engines, or the single internal amount if relative to V8 engines.

Without prejudice to the above for the Ferrari suppliers, in relation to the years subsequent to 2015 and for the additional costs to be recognized to Ferrari, the planned volumes (the “Target volumes”) will be communicated to Ferrari by Maserati by [***] (indicatively by 30 June of the year previous to that of reference). This amount shall be used to calculate each year the variation compared to the actual volumes supplied and the additional internal cost for Ferrari.

Settlement of the compensation payments will be made by Maserati to Ferrari by 30 April of the year following that of reference, subject to a joint accounting review between the Parties.

The Parties agree that Ferrari will negotiate in good faith with suppliers and do everything reasonably possible to reduce the damages claimed by the suppliers; Ferrari will pass over to Maserati any benefits obtained from this negotiation on a proportionate basis.

Should additional damages to Ferrari suppliers or additional internal Ferrari costs arise which are not considered herein, the Parties shall agree the amount of the compensation action in good faith by 30 June of the year following that of reference.

For 2014 the Parties shall meet by 30 June 2015 to agree the amount of any compensation.

If the volumes of engines purchased are higher than those of the agreed plan (resulting from the “V6 - Target volumes” and “V8 - Target volumes tables), the Parties shall meet to agree any price reductions in good faith due to the increased quantities purchased.

If Maserati envisages new models that it intends to equip with engines developed and produced by Ferrari, the Parties shall meet on a timely basis to determine the relative technical commercial and logistical terms and conditions.

4.	WARRANTY

As a clarification of the clause “Warranty” in the Supply Agreement – as may have been amended by detailed agreements entered by the parties – and as the result of any specific agreements reached before this Agreement, the Parties agree that:

•	with reference to the supply by Chrysler to Ferrari of [***] (the Ferrari Chrysler agreement of 28 December 2012, Exhibit 3), the [***] clauses included in the agreement between (as then known) Chrysler Group LLC and Ferrari in relation to such components/items will be fully applicable to the supply agreement between Ferrari and Maserati;

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	two years after the beginning of production and consequent supply (30 June 2015) the Parties shall meet to re-determine and jointly assess the actual costs and the consequent re-determination of the warranty amount to be included in the price; this will then be chronologically repeated each following year;

•	the warranties will have a [***] term for the USA.

5.	SPARE PARTS

In terms of the supply of spare parts, it is additionally specified that Ferrari will make available to Maserati on a timely basis the list of codes determined by Ferrari. It is further specified that the spare parts of the items/components/groups supplied to Ferrari by [***] will be supplied by Ferrari to Maserati telle que/le, i.e. in the same composition/set.

In addition, Ferrari accepts and undertakes to provide Maserati with the above codes required for the after-sales maintenance of the engine for a period of time that is not less than 10 (ten) years from the date of the end of the production of the engine itself.

Once the period of 10 years has elapsed, the Parties may agree additional minimum quantities to be produced and held in stock to allow a minimum of level of spare parts to remain on the markets.

Any residual issues relating to spare parts (e.g. supply flows for components for engines no longer in production) will be dealt with and defined between the Parties separately and in a reasonably short period of time.

6.	COST REDUCTION

The Parties agree that variable cost reduction plans will be established periodically - on an annual basis by 30 November of the previous year - together with the sharing of fixed costs for such plan, the benefit of which will be allocated equally between the Parties in accordance with the percentages from time to time established by mutual consent.

For 2015 the Parties shall meet by 31 May to agree the above.

7.	DURATION

This Agreement is valid from January 2012 until 2020.

Exhibits: 4, quoted.

/s/ Amedeo Felisa	/s/ Harald J. Wester

Ferrari S.p.A	Maserati S.p.A.

Amedeo Felisa	Harald J. Wester

Chief Executive Officer	Chief Executive Officer

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exhibit 1

SUBJECT: MACRO CHARACTERISTICS OF THE TURBO ENGINES SUPPLIED BY FERRARI (22-08-2012)

Ferrari supplies 8-cylinder V engines and 6-cylinder V engines to Maserati.

More specifically, there are three versions of the V6, one which is different from the basic version and used for installation in the 4WD model and the third which is different from the basic version due to a [***].

The following names are used to identify these engines:

V8 engine:	F154AM
basic V6 engine:	F160AM
4WD V6 engine:	F160AN ([***])
soft V6 engine:	F160AO ([***])

As of today Maserati has approved initiatives for installing these engines in the M156 (V8 engine and three versions of the V6 engine) and the M157 (only three versions of the V6).

Future applications are also planned for the M161 [***] and the [***], in accordance with the table of volumes reported by Maserati and attached hereto. Nevertheless, these initiatives have not yet been approved.

Application on these vehicles will lead to modifications of certain of the previously mentioned engine components, thereby giving rise to new bills of materials and specific names for the engine.

The manufacturing flow in Ferrari allows for the Installation of the engine components which arrive from the internal Foundry and Processing process or from an outside supplier depending on the Make/Buy strategy that has been established.

The engine thus installed undergoes a running-in cycle and bench testing in Ferrari on the basis of an agreed standard.

In particular for the V8 a [***] is currently prescribed while for the V6 a [***] is provided for after an initial period when [***] is carried out. On the basis of the result of the [***] for the V6 an assessment can be made as to whether to extend the use of [***] also to the V8 at [***].

The next step is then the installation of certain final components and the assembly of the drive train in Maserati or at factories indicated by Maserati.

For the V8, Ferrari is responsible for the design and bench testing in accordance with agreed standards and with the [***].

For the V6, Ferrari is responsible for the design and bench testing in accordance with agreed standards and with the [***]. [***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

As far as the engine’s SoPs are concerned, as of today’s date only the situation of the M156 - the first to enter production - has been made official, which is as follows for the engine:

F154AM:	beginning November 2012
F160AO:	beginning March 2013
F160AN:	beginning April 2013
F160AM:	beginning May 2013

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exhibit 2

Exhibit 2

[***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exhibit 3

December 28, 2012

Ferrari S.p.A.

Via Abetone Inferiore 4

41053 Maranello (Mo), Italy

Attention: Sergio Carpentiere

This letter agreement (“Agreement”), is entered into and effective as of December 28, 2012 (“Effective Date”) by and between Ferrari S.p.A., a Societa per Azioni organized and existing under the laws of Italy (“Customer” or “Ferrari”), and Chrysler Group LLC, a Delaware limited liability company (“Supplier” or “Chrysler”). Supplier and Customer are each referred to herein as a “Party” and collectively as the “Parties”.

The Parties will work together in good faith to negotiate a supply agreement governing the purchase and sale of the Products between the Parties, which supply agreement may contain such additional terms and conditions as mutually agreed upon by the Parties (including, but not limited to, provisions with respect to allocation of liability regarding the Products), and which supply agreement is intended by the Parties to supersede this Agreement.

This Agreement sets forth the terms and conditions that will govern the supply and purchase of Products between the Parties. “Products” means those goods identified by the Parties in Exhibit 1 attached hereto and incorporated herein by reference (“Exhibit 1”), which goods will be comprised of component parts for use in the manufacture by Ferrari of the “F160” internal combustion engine for sale to Maserati S.p.A. for use in Maserati-branded vehicles. Subject to the terms and conditions of this Agreement and to those additional terms, including price (to be paid in United States dollars), set forth in Exhibit 1, Supplier will supply to Customer and Customer will purchase from Supplier the Products. Supplier will invoice Customer upon the date of delivery with payment due thirty (30) days after invoice.

The prices set forth on Exhibit 1 are effective as of the Effective Date; provided, however, Supplier reserves the right to change such prices as follows: (i) no more than twice annually to reflect changes in Chrysler’s underlying costs of the Products; and (ii) immediately upon implementation of any product change to the Products. Chrysler will provide reasonable supporting documentation with respect to any such price change.

Products will be delivered to [***] exit dock at [***] facility in [***]. If there are shipment shortages or incorrect shipments of Products, Customer and the Supplier will consult to identify the most efficient carriers and mode of transportation to deliver additional Products to Customer to address such shipment shortages or incorrect shipments of Products so as to minimize disruption of the Customer’s engine manufacturing assembly plant(s), and the Supplier will be responsible for any additional reasonable costs of such agreed upon mode of transportation.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1

All Products will be packaged, labeled and shipped in accordance with Chrysler’s standard packaging, labeling and shipment specifications. Such packaging will be suitable for the type of transportation utilized. In the event Ferrari proposes a different packaging solution, Chrysler will implement such packaging solution at Ferrari’s sole cost and expense.

Customer will indemnify Supplier for all claims and expenses resulting from third party claims relating to this Agreement to the extent such third party claims arise out of or relate to the actions or omissions of Ferrari. Supplier will not indemnify Customer for any liability resulting from third party claims relating to this Agreement, nor will it assume any liability relating to Products supplied hereunder, any engineering, design and development support provided in connection with the Products supplied hereunder (“ED&D Support”), or any non-conformities, defects, warranty, recalls, customer satisfaction, or any similar claim, nor will Supplier be responsible for paying any damages, whether direct, indirect, special, or consequential.

[***].

Notwithstanding anything to the contrary contained herein, this Agreement, and the Exhibit attached hereto and incorporated herewith, constitutes the entire agreement between the Parties with respect to the subject matter hereof. There are no agreements, representations, warranties, promises, covenants, commitments or undertakings other than those expressly set forth herein. Unless otherwise agreed between the Parties, no Party’s standard terms or conditions or purchase order’s terms and conditions, however proposed or presented, will apply to Ferrari’s purchase or Chrysler’s delivery of any Products hereunder.

If any provision of this Agreement (or any portion thereof) or the application of any such provision (or portion thereof) to any person, entity or circumstance is held to be invalid, illegal or otherwise unenforceable in any respect by a final judgment, order of a court of competent jurisdiction, such provision shall be deemed to be void and unenforceable. Notwithstanding the preceding sentence, the remaining provisions of this Agreement, if capable of substantial performance, will remain in full force and effect.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2

This Agreement is entered into solely among, and may be enforced only by Customer and Supplier and shall not be deemed to create any rights or causes of action in or on behalf of any third parties, including employees, suppliers and customers of a Party, or to create any obligations of a Party to any such third parties unless expressly agreed in writing by the Parties.

This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with the law of the State of New York, without giving effect to the principles thereof relating to the conflicts of laws, and excluding the Convention on the International Sale of Goods.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

FERRARI S.p.A.	Chrysler Group LLC

By:	By:
Name:	Name:
Title:	Title:

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

3

Exhibit 1

Components and Pricing

[***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

4

2. Parts Kit:

[***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

5

Exhibit 4

Exhibit 4

Table

V6 – Target Volumes

V8 – Target Volumes

[***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.